UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2010

WESTELL TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-27266	36-3154957
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 North Commons Drive, Aurora, Illinois		60504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (630) 898-2500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Amendment and Restatement of 2004 Stock Incentive Plan

The Board of Directors (the “Board”) and the Compensation Committee of the Board of Westell Technologies, Inc. (the “Company”) previously approved, subject to stockholder approval, the amendment and restatement of the Company’s 2004 Stock Incentive Plan (the “Stock Incentive Plan”). The purpose of the Stock Incentive Plan is to enable the Company to provide officers, employees and non-employee directors of the Company and its subsidiaries with performance-based equity and monetary incentives, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Company’s stockholders. The Company’s stockholders approved the amendment and restatement of the Stock Incentive Plan at the Company’s 2010 Annual Meeting of Stockholders held on September 20, 2010 (the “Annual Meeting”).

For additional detail concerning the terms and conditions of the Stock Incentive Plan, please refer to the discussion in the Company’s Proxy Statement for the Annual Meeting as filed with the Securities and Exchange Commission on July 29, 2010 (the “2010 Proxy Statement”) under the captions “Proposal No. 2: Approval of an Amendment and Restatement of the Westell Technologies, Inc. 2004 Stock Incentive Plan.” The preceding description of the Stock Incentive Plan and the discussion of the terms and conditions of the Stock Incentive Plan contained in the 2010 Proxy Statement are both qualified in their entirety by reference to the full text of the Stock Incentive Plan, a copy of which is attached to the 2010 Proxy Statement as Annex A.

Incentive Compensation Plan

The Board and the Compensation Committee previously approved, subject to stockholder approval, the Westell Technologies, Inc. Incentive Compensation Plan (the “Annual Incentive Plan”). The purpose of the Annual Incentive Plan is to advance the interests of the Company and its stockholders and assist the Company in attracting and retaining executive officers and other key employees of the Company and its affiliates who, because of the extent of their responsibilities can make significant contributions to the Company’s success by their ability, industry, loyalty and exceptional services, by providing incentives and financial rewards to such executive officers. The Company’s stockholders approved the Annual Incentive Plan at the Annual Meeting.

For additional detail concerning the terms and conditions of the Annual Incentive Plan, please refer to the discussion in the 2010 Proxy Statement under the captions “Proposal No. 3: Approval of the Westell Technologies, Inc. Incentive Compensation Plan.” The preceding description of the Annual Incentive Plan and the discussion of the terms and conditions of the Annual Incentive Plan contained in the 2010 Proxy Statement are both qualified in their entirety by reference to the full text of the Annual Incentive Plan, a copy of which is attached to the 2010 Proxy Statement as Annex B.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Annual Meeting held on September 20, 2010, the stockholders elected all of the Company’s nominees for director to serve until the Company’s 2011 Annual Meeting of Stockholders, approved the amendment and restatement of the 2004 Stock Incentive Plan, approved the Annual Incentive Plan, and ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011.

1.	Election of Directors:

Each person duly elected as a director received the number of votes indicated beside his or her name below.

Nominee	For	Withheld	Broker Non-Vote
Robert W. Foskett	82,828,111	1,414,294	18,336,921
James M. Froisland	83,397,009	845,396	18,336,921
Richard S. Gilbert	83,413,816	828,589	18,336,921
Dennis O. Harris	83,399,309	843,096	18,336,921
Martin D. Hernandez	83,365,271	877,134	18,336,921
Eileen A. Kamerick	83,108,529	1,133,876	18,336,921
Robert C. Penny III	80,099,746	4,142,659	18,336,921

2.	Approval of the amendment and restatement of the 2004 Stock Incentive Plan:

	For	Against	Abstain	Broker Non-Vote
Approval of the Stock Incentive Plan	82,320,556	1,797,382	124,467	18,336,921

3.	Approval of the Company’s Incentive Compensation Plan:

	For	Against	Abstain	Broker Non-Vote
Approval of the Annual Incentive Plan	82,660,230	1,425,393	156,782	18,336,921

4.	Ratification of the appointment of Ernst &Young LLP, independent auditors, as auditors for the fiscal year ending March 31, 2011:

	For	Against	Abstain
Appointment of independent auditors	101,260,532	605,023	713,771

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.

Date: September 22, 2010	By:	/S/ BRIAN S. COOPER
Brian S. Cooper
Chief Financial Officer, Treasurer and Secretary